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                                  SMITH BARNEY
                             OREGON MUNICIPALS FUND
      -------------------------------------------------------------------

                 CLASSIC SERIES | ANNUAL REPORT | APRIL 30, 2001

                [LOGO] Smith Barney
                       Mutual Funds

                Your Serious Money. Professionally Managed.(SM)


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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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

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                          A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

                                HEATH B.
                                MCLENDON

                                CHAIRMAN

                                ----------------

The year 2001 began as a period of transition and consolidation for U.S. securities markets. The bond markets in particular witnessed a dramatic change over the past year, reflecting a shift in Federal Reserve Board ("Fed") policy from monetary tightening to easing of interest rates. The stock market's volatility continues to make headlines, and we have seen many investors move more of their assets into bonds -- attracted by the steady stream of interest income.

As you may know, state-specific municipal bond funds seek to provide current income free of federal and, in some cases, state and local taxes. In managing the Smith Barney Oregon Municipals Fund ("Fund"), we seek to provide Oregon investors with as high a level of dividend income exempt from federal income tax(1) and the Oregon state personal income tax as is consistent with prudent investment management and preservation of capital.

Experienced manager Peter Coffey and his team seek to create a built-in income stream for the long term. Coffey and his investment team invest at least 80% of the Fund's net assets in municipal securities, and at least 65% of the aggregate principal amount of the Fund's investments in Oregon municipal securities.

As the global economy becomes more balanced and the U.S. is plagued by market instability, it has become more important than ever to choose an investment manager you trust. When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to the experience and resources of one of the world's largest and most well-respected financial institutions.

Thank you for your continued confidence in our investment management.

Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman

May 14, 2001

----------
(1) Please note a portion of the income from the Fund may be subject to the Alternative Minimum Tax ("AMT").


  1  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

Dear Shareholder:

[PHOTO OMITTED]

PETER M.
COFFEY

Vice President

We are pleased to provide the annual report for the Smith Barney Oregon Municipals Fund ("Fund") for the year ended April 30, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. We hope you find this report to be useful and informative.

Please note that the information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of April 30, 2001 and is subject to change.

Performance and Investment Strategy

For the year ended April 30, 2001, the Fund's Class A shares, without and with sales charges returned 8.62% and 4.25%, respectively. In comparison, the Fund's Lipper, Inc. ("Lipper")(1) peer group average returned 8.48% for the same period. Over the twelve months covered by this report, the Fund distributed income dividends totaling $0.54 per Class A share. Past performance is not indicative of future results.

As of April 30, 2001, 81.3% of the Fund's holdings were rated investment-grade.(2) In addition, 28.2% of the Fund's portfolio was rated Aaa/AAA, the highest-quality bond rating by Moody's Investors Service, Inc. and Standard & Poor's Ratings Service, two major credit rating agencies.

----------
(1) Lipper is an independent mutual fund-tracking organization. Average annual returns are based on the twelve-month period as of April 30, 2001, calculated among 26 funds in the Oregon municipal debt funds category with reinvestment of dividends and capital gains excluding sales charges.

(2) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service Inc. or AAA, AA, A and BBB by Standard and Poor's Ratings Service or that have an equivalent rating by any nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.


  2  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

During the period, we continued to favor a gradual approach into the municipal bond market in the Fund. In terms of maturity, we think a prudent course of action today may be for investors to move out a bit along the yield curve,(3) to take advantage of its positive slope. In addition, we have maintained high average credit quality in the Fund because quality spreads remain relatively narrow.

Municipal Bond Market Overview and Economic Overview

During the period, activity in the municipal bond market continued to be quite vigorous, both in terms of new issue supply and purchases by individual investors. In our opinion, municipal bonds are now less expensive, relative to high-grade taxable bonds.

We believe the municipal bond market has responded well to heavy new issue supply. Issuance is up sharply from 2000 levels for a number of reasons. First, volume slowed sharply during the lengthy post-election period, as the nation's lawmakers focused on the ongoing presidential battle. Second, there is often a temporary hiatus in issuance after a presidential election as a large number of new state and local leaders take office.

We believe these trends have created pent-up demand for capital, as existing leaders refocus and new leaders begin to better identify their ongoing funding needs. Third, the decline in overall interest rates -- including municipal bond rates -- has led to a moderate increase in the level of re-fundings. Fourth, the continuous need to expand or improve governmental facilities remains high in a large variety of sectors such as education, transportation and municipal utilities.

Recent surveys suggest that the magnitude of pent-up demand for infrastructure and related facilities continues to expand. Lastly, and perhaps somewhat ironically, the slowdown in the U.S. economy appears to be leading to additional financings. Some state and local governments that had adopted a "pay as you go" strategy in past years, utilizing budget surpluses to pay for ongoing capital projects, now have discovered the need to resume borrowing for projects with potential long-term benefits.

Based upon financings already scheduled and preliminary activities by potential issuers, it seems likely to us that new issue supply will continue to be robust. The good news for investors is that we think municipal yields should stay high relative to taxable yields, and relative to the underlying inflation rate.

----------
(3) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


  3  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

In general, we expect the impact of the recent economic slowdown for municipal credit quality to be extremely modest. The rising tide of over nine years of unabated economic growth strengthened the financial position of a great number of issuers. In municipal bonds, upgrades have exceeded downgrades in past years. In our opinion, this relative strength in the municipal bond market seems unlikely to slow down based on current market conditions. We also anticipate that the current economic slowdown will be short-lived. Why? With underlying inflation still moderate, the Federal Reserve Board ("Fed") has considerable room to reduce short-term interest rates in order to restart economic growth. And while no guarantees can be made, we believe that the benefits of such moves by the Fed will enable U.S. economic growth to resume by the second half of the year. In our opinion, such a trend would further reduce the risk of credit erosion with respect to municipal bonds.

The Fed has moved more aggressively than usual in response to weaker demand. In our view, this prompt Fed easing is likely to accelerate the healing process, even if economic activity deteriorates abruptly in the very near term.

In addition, potential changes in tax rates could also impact municipal bond markets. Much has been written about President George W. Bush's proposed cut in income tax rates. If enacted, we believe this proposal would place modest upward pressure on municipal yields, relative to taxable yields.

In our view, the U.S. economy should begin to perform better later in 2001, partly as a result of Fed action. Also, we think the balance between supply and demand in the municipal bond market should remain relatively stable. In addition, we expect long-term municipal yields to remain in a relatively narrow "trading range" over the near term.

Oregon Economic Highlights(4)

During the past two decades, Oregon's economy has reduced its concentration in natural resources, specifically forest products, and increased its industrial diversity. Following the economic downturn of the 1980s, the state's high unemployment rate declined in the direction of the national average, and the state's low per capita income increased in the direction of the national average. Oregon's excellent credit rating is based on its low level of tax-supported debt and vibrant economic growth over the last decade, which has been reflected in very favorable financial operations.

----------
(4)   Sources: Fitch IBCA, Duff & Phelps.


  4  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

Our outlook on Oregon's economy remains favorable. Over the next decade, population and employment are expected to grow more rapidly in the state than in the nation. Oregon's unemployment rate is expected to remain a little higher than the national rate and to continue to vary widely throughout the state.

Thank you for investing in the Smith Barney Oregon Municipals Fund. We look forward to helping you pursue your financial goals in the future.

Sincerely,


/s/ Peter M. Coffey


Peter M. Coffey
Vice President and
Investment Officer

May 14, 2001


  5  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                        Net Asset Value
                       ------------------
                       Beginning    End     Income    Capital Gain      Total
Year Ended              of Year   of Year  Dividends  Distributions   Returns(1)
================================================================================
4/30/01                 $10.02     $10.33    $0.54        $0.00         8.62%
--------------------------------------------------------------------------------
4/30/00                  10.87      10.02     0.50         0.02        (3.01)
--------------------------------------------------------------------------------
4/30/99                  10.76      10.87     0.49         0.09         6.56
--------------------------------------------------------------------------------
4/30/98                  10.27      10.76     0.52         0.00         9.97
--------------------------------------------------------------------------------
4/30/97                  10.26      10.27     0.54         0.15         7.01
--------------------------------------------------------------------------------
4/30/96                  10.09      10.26     0.54         0.06         7.70
--------------------------------------------------------------------------------
Inception* - 4/30/95++    9.55      10.09     0.49         0.00        11.08+
================================================================================
Total                                        $3.62        $0.32
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                        Net Asset Value
                       ------------------
                       Beginning    End     Income    Capital Gain      Total
Year Ended              of Year   of Year  Dividends  Distributions   Returns(1)
================================================================================
4/30/01                 $10.00     $10.29    $0.50        $0.00         8.06%
--------------------------------------------------------------------------------
4/30/00                  10.85      10.00     0.45         0.02        (3.52)
--------------------------------------------------------------------------------
4/30/99                  10.75      10.85     0.44         0.09         5.94
--------------------------------------------------------------------------------
4/30/98                  10.26      10.75     0.47         0.00         9.43
--------------------------------------------------------------------------------
4/30/97                  10.25      10.26     0.49         0.15         6.48
--------------------------------------------------------------------------------
4/30/96                  10.09      10.25     0.49         0.06         7.09
--------------------------------------------------------------------------------
Inception* - 4/30/95++    9.55      10.09     0.45         0.00        10.59+
================================================================================
Total                                        $3.29        $0.32
================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                        Net Asset Value
                       ------------------
                       Beginning    End     Income    Capital Gain      Total
Year Ended              of Year   of Year  Dividends  Distributions   Returns(1)
================================================================================
4/30/01                 $10.01     $10.31    $0.50        $0.00         8.10%
--------------------------------------------------------------------------------
4/30/00                  10.86      10.01     0.45         0.02        (3.55)
--------------------------------------------------------------------------------
4/30/99                  10.76      10.86     0.44         0.09         5.90
--------------------------------------------------------------------------------
4/30/98                  10.27      10.76     0.46         0.00         9.38
--------------------------------------------------------------------------------
4/30/97                  10.26      10.27     0.48         0.15         6.43
--------------------------------------------------------------------------------
Inception* - 4/30/96     10.28      10.26     0.47         0.06         4.99+
================================================================================
Total                                        $2.80        $0.32
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


  6  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Average Annual Total Returns
================================================================================

                                                 Without Sales Charges(1)
                                             --------------------------------
                                             Class A      Class B     Class L
================================================================================
Year Ended 4/30/01                            8.62%        8.06%       8.10%
--------------------------------------------------------------------------------
Five Years Ended 4/30/01                      5.73         5.18        5.15
--------------------------------------------------------------------------------
Inception* through 4/30/01                    6.82++       6.26++      5.16
================================================================================

                                                   With Sales Charges(2)
                                             --------------------------------
                                             Class A      Class B     Class L
================================================================================
Year Ended 4/30/01                            4.25%        3.56%       6.04%
--------------------------------------------------------------------------------
Five Years Ended 4/30/01                      4.86         5.01        4.95
--------------------------------------------------------------------------------
Inception* through 4/30/01                    6.19++       6.26++      4.99
================================================================================

================================================================================
Cumulative Total Returns
================================================================================

                                                 Without Sales Charges(1)
================================================================================
Class A (Inception* through 4/30/01)                     58.04%++
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/01)                     52.42++
--------------------------------------------------------------------------------
Class L (Inception* through 4/30/01)                     34.96
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* The inception date for Class A and B shares is May 23, 1994 and May 16, 1995 for Class L shares.

++ Total return includes the effect of the cash contribution to capital from the investment adviser which was made on October 24, 1994. Without this cash contribution the total returns would have been:

                                                        Class A     Class B
================================================================================
Inception* through 4/30/95                                6.23%       5.55%
================================================================================
Inception* through 4/30/01:
Average Annual Total Returns Without Sales Charges        6.38%       5.76%
Average Annual Total Returns With Sales Charges           5.75        5.76
================================================================================
Cumulative Total Returns                                 53.61%      47.52%
================================================================================


  7  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

              Growth of $10,000 Invested in Class A and B Shares of
                     Smith Barney Oregon Municipals Fund vs.
                    the Lehman Brothers Municipal Bond Index+

--------------------------------------------------------------------------------

                             May 1994 -- April 2001

  [The following table was depicted as a line chart in the printed material.]

                 Smith Barney              Smith Barney         Lehman Brothers
              Oregon Municipals         Oregon Municipals        Municipal Bond
            Fund - Class A Shares     Fund - Class B Shares        Fund Index
            ---------------------     ---------------------     ---------------
5/23/94             9598                     10000                   10000
4/95               10662                     11059                   10574
4/96               11483                     11843                   11414
4/97               12287                     12610                   12172
4/98               13512                     13799                   13305
4/99               14398                     14620                   14230
4/00               13965                     14106                   14099
4/30/01            15169                     15242                   15561

+ Hypothetical illustration of $10,000 invested in Class A and B shares on May 23, 1994 (inception date), assuming deduction of the 4.00% maximum initial sales charge at the time of investment for Class A shares and the deduction of the maximum 4.50% CDSC for Class B shares, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other class of shares may be greater or less than Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* This figure includes the effect of the cash contribution to capital from the investment adviser.


  8  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Portfolio Highlights (unaudited)
================================================================================

--------------------------------------------------------------------------------
                              Portfolio Breakdown*
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                          2.7%      Solid Waste
                         11.8%      Transportation
                          2.5%      Utilities
                          6.8%      Water and Sewer
                         22.3%      Education
                          2.9%      General Obligation
                          8.3%      Hospitals
                         11.9%      Housing: Multi-Family
                          7.1%      Housing: Single-Family
                          6.3%      Industrial Development
                          4.9%      Life Care Systems
                         12.5%      Miscellaneous

--------------------------------------------------------------------------------
         Summary of Investments by Combined Ratings*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       Standard &         Percentage of
             Moody's       and/or        Poor's         Total Investments
             -------                   ----------       -----------------

              Aaa                         AAA                  28.2%
              Aa                          AA                   27.5
               A                           A                    8.8
              Baa                         BBB                  16.8
               B                           B                    1.2
           VMIG 1/P-1                   SP-1/A-1                2.4
              NR                          NR                   15.1
                                                              -----
                                                              100.0%
                                                              =====

--------------------------------------------------------------------------------

* As a percentage of total investments. All information is as of April 30, 2001. Please note that these holdings are subject to change.


  9  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments                                           April 30, 2001
================================================================================

 FACE
AMOUNT        RATING(a)                          SECURITY                                         VALUE
=========================================================================================================
Education--22.3%
$   500,000   AAA        Central Community College District, AMBAC-Insured,
                           5.000% due 5/1/31                                                  $   475,000
    500,000   AAA        Clackamas County School District No. 108,
                           FSA-School Board Guaranteed, 5.000% due 6/15/25                        477,500
  1,000,000   AAA        Columbia County School District No. 502, FGIC-Insured,
                           zero coupon due 6/1/18                                                 398,750
    850,000   AA         Forest Grove Pacific, University Revenue, Campus
                           Improvement & Refunding Bonds, Asset Guaranteed,
                           6.300% due 5/1/25                                                      895,687
    500,000   AAA        Jackson County Central Point, School District No. 006,
                           FGIC-Insured, 5.250% due 6/15/20                                       496,875
    500,000   Aaa*       Multnomah-Clackamas County Centennial School
                           District No. 28-302, FGIC-Insured,
                           5.000% due 6/15/21                                                     480,000
    600,000   BBB+       Multnomah County Educational Facilities Revenue,
                           (University of Portland Project), 6.000% due 4/1/25                    600,000
    500,000   AA         Multnomah County School District No. 007,
                           5.125% due 6/15/20                                                     490,000
    750,000   AAA        Oregon Health Sciences, University Revenue,
                           Capital Appreciation, Series A, MBIA-Insured,
                           zero coupon due 7/1/21                                                 248,438
                         Oregon State Health, Housing, Educational & Cultural
                           Facilities Authority, Series A:
  1,000,000   Baa1*          Linfield College Project, 6.625% due 10/1/20                       1,031,250
    430,000   Aa3*           Oak Tree Foundation Project, 6.100% due 5/1/15                       468,700
                             Western State Chiropractic, ACA-Insured:
    665,000   A                6.350% due 12/1/20                                                 679,131
    545,000   A                6.350% due 12/1/25                                                 551,813
    500,000   Aaa*       Washington County School District No. 015, (Forest Grove
                           Project), FSA-Insured, 5.000% due 6/15/21                              478,125
    500,000   A          University of Virgin Islands, Refunding & Improvement Bonds,
                           Series A, ACA-Insured, 6.250% due 12/1/29                              516,875
---------------------------------------------------------------------------------------------------------
                                                                                                8,288,144
---------------------------------------------------------------------------------------------------------
General Obligation--2.9%
    500,000   AAA        Lane County GO, Bethel School District No. 052,
                           FGIC-Insured, 6.400% due 12/1/09                                       548,750
    500,000   AA         Oregon State Veterans Welfare, GO, Series 80A,
                           5.700% due 10/1/32                                                     513,125
---------------------------------------------------------------------------------------------------------
                                                                                                1,061,875
---------------------------------------------------------------------------------------------------------
Hospitals--8.3%
  1,000,000   Baa1*      Clackamas County Hospital Facility Authority Revenue,
                           (Williamette Falls Hospital Project), 6.000% due 4/1/19                967,500

                       See Notes to Financial Statements.


  10  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               April 30, 2001
================================================================================

 FACE
AMOUNT        RATING(a)                          SECURITY                                         VALUE
=========================================================================================================
Hospitals--8.3% (continued)
$   595,000   BBB+       Klamath Falls Inter-Community Hospital Authority
                           Revenue, (Gross-Merle West Medical Center Project),
                           7.100% due 9/1/24                                                  $   610,619
    500,000   BBB-       Puerto Rico Industrial Tourist Education, Medical &
                           Environmental Control Facilities, (Ryder Memorial
                           Hospital Project), Series A, 6.700%  due 5/1/24                        483,750
  1,000,000   AA-        Umatilla County Hospital Facility Authority Revenue,
                           Catholic Health Initiatives, Series A, 5.750% due 12/1/20            1,028,750
---------------------------------------------------------------------------------------------------------
                                                                                                3,090,619
---------------------------------------------------------------------------------------------------------
Housing: Multi-Family--11.9%
    215,000   Aa2*       Oregon State Housing & Community Services, Housing
                           & Finance Revenue Bonds, Assisted or Insured Multi-
                           Unit Mortgages, Series A, FHA-Insured, 6.800% due 7/1/13               219,773
                         Portland Housing Authority, Multi-Family Revenue:
    500,000   AA           Columbia Street Apartments Project, Series B,
                             Asset Guaranteed, 5.500% due 12/1/21 (b)                             495,625
                           Series A:
    500,000   Aa1*           Cherry Blossom Apartments, GNMA-Collateralized,
                               6.100% due 12/20/26(b)                                             524,375
    850,000   Aa3*           Cherry Ridge Project, 6.250% due 5/1/12 (b)                          877,625
    300,000   AAA            Sr. Lien Revenue, (Fairview Woods Project),
                               (Pre-Refunded -- Escrowed with U.S. government
                               securities to 8/1/04 Call @ 100), 6.875 due 8/1/14                 328,500
                         Washington County Housing Authority,
                           Multi-Family Revenue:
  1,000,000   NR             Affordable Housing Pool, Series A,
                               6.125% due 7/1/29                                                  953,750
  1,000,000   Aa3*           Bethany Meadows Project, 6.250% due 8/1/13 (b)                     1,037,500
---------------------------------------------------------------------------------------------------------
                                                                                                4,437,148
---------------------------------------------------------------------------------------------------------
Housing: Single-Family--7.1%
                         Oregon State Housing & Community Services, Mortgage
                           Revenue Bonds, Single-Family Mortgage Program:
                             Series B:
    560,000   Aa2*             6.875% due 7/1/28                                                  578,900
  1,000,000   Aa2*             6.250% due 7/1/29 (b)                                            1,026,250
    450,000   Aa2*           Series D, 6.500% due 7/1/24 (b)                                      464,625
    305,000   AAA        Puerto Rico Housing Bank & Finance Agency, Single-
                           Family Mortgage Revenue, Affordable Housing
                           Mortgage-Portfolio I, GNMA/FNMA/FHLMC-
                           Collateralized, 6.250% due 4/1/29 (b)                                  316,438
    240,000   AAA        Virgin Islands HFA, Single-Family Mortgage Revenue,
                           Program A, GNMA-Collateralized, 6.450% due 3/1/16 (b)                  250,800
---------------------------------------------------------------------------------------------------------
                                                                                                2,637,013
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


  11  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               April 30, 2001
================================================================================

 FACE
AMOUNT        RATING(a)                          SECURITY                                         VALUE
=========================================================================================================

Industrial Development--6.3%
                         Oregon State EDR:
$ 1,000,000   BBB-         Georgia-Pacific Corp., Series CVLII, 6.350% due 8/1/25 (b)         $ 1,000,000
  1,000,000   B2*          USG Corp. Project, Solid Waste Disposal, Series 192,
                             6.400% due 12/1/29 (b)                                               450,000
    900,000   VMIG 1*      Newsprint Co. Project, 4.500% due 8/1/25 (b)(c)                        900,000
---------------------------------------------------------------------------------------------------------
                                                                                                2,350,000
---------------------------------------------------------------------------------------------------------
Life Care Systems--4.9%
    400,000   NR         Albany Hospital Facilities Authority Revenue, Mennonite
                           Home of Albany Inc., 5.900% due 10/1/20                                347,500
                         Clackamas County Hospital Facility Authority Revenue:
    500,000   NR           Robison Jewish Home Project, 6.250% due 10/1/28                        448,750
  1,000,000   NR           Senior Living Facility Mary's Woods at Marylhurst,
                             Series A, 6.625% due 5/15/29                                       1,001,250
---------------------------------------------------------------------------------------------------------
                                                                                                1,797,500
---------------------------------------------------------------------------------------------------------
Miscellaneous--12.5%
    325,000   NR         Lebanon Urban Renewal Agency, 5.500% due 6/1/14                          328,250
    500,000   NR         Northern Mariana Islands Commonwealth, Series A,
                           7.375% due 6/1/30                                                      506,250
                         Oregon State Bond Bank Revenue:
                           Economic Development Department, Series 1:
     50,000   A2*            6.700% due 1/1/15                                                     52,312
    550,000   A2*            Pre-Refunded-- Escrowed with U.S. government
                               securities to 1/1/03 Call @ 102, 6.700 due 1/1/15 (d)              587,812
    500,000   AAA          Economic & Community Development Department,
                             Series B, MBIA-Insured, 5.500% due 1/1/26                            505,000
                         Oregon State Department of Administrative Services,
                           COP, AMBAC-Insured:
    500,000   AAA            Series A, 6.250% due 5/1/17                                          569,375
    500,000   AAA            Series B, 5.000% due 5/1/26                                          476,875
                         Virgin Islands Public Finance Authority Revenue, Series A:
  1,000,000   BBB-         Gross Receipts Taxes, 6.500% due 10/1/24                             1,036,250
    500,000   A            Refunding Bonds, Sr. Lien, ACA-Insured, 5.500% due 10/1/18             486,250
    100,000   NR         Western Generation Agency, (Wauna Cogeneration
                           Project), Series B, 7.250% due 1/1/09 (b)                              104,375
---------------------------------------------------------------------------------------------------------
                                                                                                4,652,749
---------------------------------------------------------------------------------------------------------
Solid Waste--2.7%
  1,000,000   NR         Wasco County, OR Solid Waste Disposal Revenue,
                           (Waste Connections Inc. Project), 7.250% due 3/1/21 (b)              1,000,000
---------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


  12  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               April 30, 2001
================================================================================

 FACE
AMOUNT        RATING(a)                          SECURITY                                         VALUE
=========================================================================================================
Transportation--11.8%
$   500,000   AA+        Oregon State Department of Transportation, Highway
                           Usertax Revenue, 5.375% due 11/15/20                               $   489,606
  1,000,000   AAA        Port Portland Airport Revenue, Portland International Airport,
                           Series B, AMBAC-Insured, 5.500% due 7/1/18 (b)                       1,008,750
                         Puerto Rico Commonwealth Highway & Transportation
                           Authority, MBIA-Insured:
  1,000,000   AAA            Highway Revenue, Series Y, 5.000% due 7/1/36                         962,500
  1,000,000   AAA            Transportation Revenue, Series A, 4.750% due 7/1/38                  910,000
    500,000   Baa3*      Puerto Rico Port Authority Revenue, Special Facilities,
                           (American Airlines Project), Series A, 6.250% due 6/1/26 (b)           499,375
    500,000   AA+        Tri-Country Metropolitan Transportation District Revenue,
                           Series A, 5.375% due at 8/1/20                                         500,625
---------------------------------------------------------------------------------------------------------
                                                                                                4,370,856
---------------------------------------------------------------------------------------------------------
Utilities--2.5%
  1,000,000   NR         Klamath Falls Electric Revenue, Refunding, Sr. Lien,
                           Klamath Cogeneration, 6.000% due 1/1/25                                931,250
---------------------------------------------------------------------------------------------------------
Water and Sewer--6.8%
    360,000   A+         Clackamas County Service District No. 001, Sewer
                           Revenue, 6.375% due 10/1/14                                            380,250
    500,000   AAA        Eugene Water Revenue, Utility Systems, FSA-Insured,
                           5.875% due 8/1/30                                                      522,500
  1,000,000   AAA        Klamath Falls Wastewater Revenue, AMBAC-Insured,
                           5.500% due 6/1/25                                                    1,012,500
    600,000   Aa2*       Port Umatilla Water Revenue, LOC-ABN AMRO Bank,
                           6.650% due 8/1/22 (b)                                                  624,750
---------------------------------------------------------------------------------------------------------
                                                                                                2,540,000
---------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS--100%
                         (Cost--$36,580,670**)                                                $37,157,154
=========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Variable rate obligation payable at par on demand at anytime on no more than seven days notice.
(d) Pre-Refunded bonds escrowed with U.S. government securities are considered by the investment advisor to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is $36,405,784.

      See pages 14 and 15 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


  13  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB and B -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B        -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


  14  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Short-Term Security Ratings (unaudited)
================================================================================

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1   -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility Construction Loan Insurance
CONNIE
  LEE   -- College Construction Loan Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
EDR     -- Economic Development Revenue
ETM     -- Escrowed To Maturity
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financing Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
PSF     -- Permanent School Fund
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
TAN     -- Tax Anticipation Notes
TECP    -- Tax-Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation Notes
SYCC    -- Structured Yield Curve Certificate
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand


  15  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                               April 30, 2001
================================================================================

ASSETS:
  Investments, at value (Cost--$36,580,670)+                          $ 37,157,154
  Cash                                                                      12,414
  Interest receivable                                                      668,808
  Receivable for securities sold                                            25,567
  Receivable for Fund shares sold                                          200,570
----------------------------------------------------------------------------------
  Total Assets                                                          38,064,513
----------------------------------------------------------------------------------

LIABILITIES:
  Payable for securities purchased                                         961,664
  Management fee payable                                                    73,744
  Payable for Fund shares purchased                                         20,000
  Distribution fee payable                                                   5,256
  Accrued expenses                                                          51,337
----------------------------------------------------------------------------------
  Total Liabilities                                                      1,112,001
----------------------------------------------------------------------------------
Total Net Assets                                                      $ 36,952,512
==================================================================================

NET ASSETS:
  Par value of shares of beneficial interest                          $      3,583
  Capital paid in excess of par value                                   37,034,434
  Undistributed net investment income                                       11,154
  Accumulated net realized loss from security transactions                (673,143)
  Net unrealized appreciation of investments                               576,484
----------------------------------------------------------------------------------
Total Net Assets                                                      $ 36,952,512
==================================================================================

Shares Outstanding:
  Class A                                                                1,612,473
  --------------------------------------------------------------------------------
  Class B                                                                1,609,712
  --------------------------------------------------------------------------------
  Class L                                                                  361,334
  --------------------------------------------------------------------------------

Net Asset Value:
  Class A (and redemption price)                                      $      10.33
  --------------------------------------------------------------------------------
  Class B *                                                           $      10.29
  --------------------------------------------------------------------------------
  Class L **                                                          $      10.31
  --------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)   $      10.76
  --------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)   $      10.41
==================================================================================

+     Aggregate cost for Federal income tax purposes is $36,405,784.
* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed less than one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


  16  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Statement of Operations                        For the Year Ended April 30, 2001
================================================================================

INVESTMENT INCOME:
  Interest                                                               $  2,115,203
-------------------------------------------------------------------------------------

EXPENSES:
  Distribution fee (Note 4)                                                   151,994
  Investment advisory fee (Note 4)                                            105,459
  Administration fee (Note 4)                                                  70,306
  Audit and legal                                                              31,016
  Shareholder and system servicing fees                                        22,837
  Shareholder communications                                                   16,415
  Trustees' fees                                                               15,126
  Pricing service fees                                                          7,100
  Registration fees                                                             6,583
  Custody                                                                       2,165
  Other                                                                        14,086
-------------------------------------------------------------------------------------
  Total Expenses                                                              443,087
  Less: Investment advisory and administration fee waiver (Note 4)            (52,729)
-------------------------------------------------------------------------------------
  Net Expenses                                                                390,358
-------------------------------------------------------------------------------------
Net Investment Income                                                       1,724,845
-------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                                    12,370,931
    Cost of securities sold                                                12,253,255
-------------------------------------------------------------------------------------
  Net Realized Gain                                                           117,676
-------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
    Beginning of year                                                        (301,025)
    End of year                                                               576,484
-------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                     877,509
-------------------------------------------------------------------------------------
Net Gain on Investments                                                       995,185
-------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                   $  2,720,030
=====================================================================================

                       See Notes to Financial Statements.


  17  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets                For the Years Ended April 30,
================================================================================

                                                                        2001            2000
===============================================================================================
OPERATIONS:
  Net investment income                                            $  1,724,845    $  1,703,356
  Net realized gain (loss)                                              117,676        (853,563)
  Increase (decrease) in net unrealized appreciation                    877,509      (2,199,027)
-----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                   2,720,030      (1,349,234)
-----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                              (1,760,443)     (1,661,721)
  Net realized gains                                                         --         (54,215)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                    (1,760,443)     (1,715,936)
-----------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                                    8,196,790       4,082,910
  Net asset value of shares issued for reinvestment of dividends      1,089,464       1,086,644
  Cost of shares reacquired                                          (6,761,101)     (7,620,619)
-----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                                           2,525,153      (2,451,065)
-----------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                                     3,484,740      (5,516,235)

NET ASSETS:
  Beginning of year                                                  33,467,772      38,984,007
-----------------------------------------------------------------------------------------------
  End of year*                                                     $ 36,952,512    $ 33,467,772
===============================================================================================
* Includes undistributed net investment income:                    $     11,154    $     44,807
===============================================================================================

                       See Notes to Financial Statements.


  18  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

Smith Barney Oregon Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; investment advisory, administration fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, reclassifications were made from total paid-in capital to accumulated net realized gains and undistributed net investment income in the amounts of $16,724 and $1,945, respectively. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


  19  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal year beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the fund has not completed its analysis of the impact of this accounting change.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Oregon.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

4. Investment Advisory Agreement, Administration Agreement and Affiliated Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. SBFM waived $31,637 of its investment advisory fees for the year ended April 30, 2001.


  20  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly. SBFM waived $21,092 of its administration fees for the year ended April 30, 2001.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended April 30, 2001, the Fund paid transfer agent fees of $10,754 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended April 30, 2001, SSB and CFBDS received sales charges of $37,000 and $5,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately $36,000 for Class B shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets for each class, respectively.


  21  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

For the year ended April 30, 2001, total Distribution Plan fees incurred were:

                                              Class A      Class B     Class L
================================================================================
Distribution Plan Fees                        $23,422     $106,050     $22,522
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

5. Investments

During the year ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $13,431,367
--------------------------------------------------------------------------------
Sales                                                                 12,370,931
================================================================================

At April 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                        $1,501,134
Gross unrealized depreciation                                          (749,764)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $  751,370
================================================================================

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2001, the Fund did not hold any futures contracts.


  22  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

7. Capital Loss Carryforward

At April 30, 2001, the Fund had, for Federal income tax purposes, approximately $673,000 of unused capital loss carryforwards available to offset future capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on April 30, of the year indicated:

                                                             2008           2009
================================================================================
Carryforward amounts                                     $435,000       $238,000
================================================================================

8. Shares of Beneficial Interest

At April 30, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At April 30, 2001, total paid-in capital amounted to the following for each class:

                                           Class A       Class B        Class L
================================================================================
Total Paid-in Capital                   $16,578,010    $16,584,584    $3,875,423
================================================================================

Transactions in shares of each class were as follows:

                                         Year Ended                    Year Ended
                                       April 30, 2001                April 30, 2000
                                  ------------------------       -----------------------
                                     Shares       Amount          Shares        Amount
========================================================================================
Class A
Shares sold                         324,313    $ 3,355,928        116,692    $ 1,210,347
Shares issued on reinvestment        48,031        495,768         47,284        481,813
Shares reacquired                  (184,544)    (1,906,908)      (210,943)    (2,175,344)
----------------------------------------------------------------------------------------
Net Increase (Decrease)             187,800    $ 1,944,788        (46,967)   $  (483,184)
========================================================================================
Class B
Shares sold                         362,203    $ 3,765,553        195,654    $ 2,010,892
Shares issued on reinvestment        46,547        479,036         47,547        484,029
Shares reacquired                  (418,663)    (4,321,774)      (451,127)    (4,587,119)
----------------------------------------------------------------------------------------
Net Decrease                         (9,913)   $   (77,185)      (207,926)   $(2,092,198)
========================================================================================
Class L
Shares sold                         103,201    $ 1,075,309         82,012    $   861,671
Shares issued on reinvestment        11,124        114,660         11,849        120,802
Shares reacquired                   (52,275)      (532,419)       (85,135)      (858,156)
----------------------------------------------------------------------------------------
Net Increase                         62,050    $   657,550          8,726    $   124,317
========================================================================================


  23  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares                                2001(1)     2000(1)      1999(1)       1998        1997
=======================================================================================================
Net Asset Value, Beginning of Year           $  10.02    $  10.87     $  10.76     $  10.27    $  10.26
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)                      0.54        0.51         0.49         0.53        0.54
   Net realized and unrealized gain (loss)       0.31       (0.84)        0.20         0.48        0.16
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.85       (0.33)        0.69         1.01        0.70
-------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.54)      (0.50)       (0.49)       (0.52)      (0.54)
   Net realized gains                              --       (0.02)       (0.09)          --       (0.13)
   In excess of net realized gains                 --          --           --           --       (0.02)
-------------------------------------------------------------------------------------------------------
Total Distributions                             (0.54)      (0.52)       (0.58)       (0.52)      (0.69)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $  10.33    $  10.02     $  10.87     $  10.76    $  10.27
-------------------------------------------------------------------------------------------------------
Total Return                                     8.62%      (3.01)%       6.56%        9.97%       7.01%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $ 16,657    $ 14,272     $ 15,994     $ 12,371    $  9,769
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                                   0.82%       0.83%        0.87%        0.65%       0.65%
   Net investment income                         5.23        5.02         4.49         4.96        5.21
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            35%         81%          28%          49%         37%
=======================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser and administrator waived all or part of their fees for the five years ended April 30, 2001. In addition, the investment adviser reimbursed the Fund for $53,166 in expenses for the year ended April 30, 1997. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                                        Expense Ratios
                  Per Share Decreases                Without Fee Waivers
               to Net Investment Income               and Reimbursements
          ---------------------------------    ---------------------------------
           2001   2000   1999   1998   1997     2001   2000   1999   1998   1997
          -----  -----  -----  -----  -----    -----  -----  -----  -----  -----
Class A   $0.02  $0.02  $0.01  $0.05  $0.07    0.97%  0.98%  0.99%  1.12%  1.41%


  24  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

Class B Shares                                 2001(1)      2000(1)      1999(1)       1998         1997
=========================================================================================================
Net Asset Value, Beginning of Year            $  10.00     $  10.85     $  10.75     $  10.26    $  10.25
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)                       0.48         0.46         0.43         0.48        0.48
   Net realized and unrealized gain (loss)       0.31        (0.84)        0.20         0.48        0.17
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.79        (0.38)        0.63         0.96        0.65
---------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.50)       (0.45)       (0.44)       (0.47)      (0.49)
   Net realized gains                               --        (0.02)       (0.09)          --       (0.13)
   In excess of net realized gains                  --           --           --           --       (0.02)
---------------------------------------------------------------------------------------------------------
Total Distributions                              (0.50)       (0.47)       (0.53)       (0.47)      (0.64)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  10.29     $  10.00     $  10.85     $  10.75    $  10.26
---------------------------------------------------------------------------------------------------------
Total Return                                      8.06%       (3.52)%       5.94%        9.43%       6.48%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $ 16,572     $ 16,199     $ 19,833     $ 16,691    $ 13,184
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                                    1.35%        1.35%        1.39%        1.17%       1.17%
   Net investment income                          4.72         4.49         3.97         4.44        4.69
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             35%          81%          28%          49%         37%
=========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser and administrator waived all or part of their fees for the five years ended April 30, 2001. In addition, the investment adviser reimbursed the Fund for $53,166 in expenses for the year ended April 30, 1997. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                                        Expense Ratios
                  Per Share Decreases                Without Fee Waivers
               to Net Investment Income               and Reimbursements
          ---------------------------------    ---------------------------------
           2001   2000   1999   1998   1997     2001   2000   1999   1998   1997
          -----  -----  -----  -----  -----    -----  -----  -----  -----  -----
Class B   $0.02  $0.02  $0.01  $0.05  $0.07    1.49%  1.49%  1.51%  1.63%  1.93%


  25  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:

Class L Shares                                2001(1)      2000(1)    1999(1)(2)      1998          1997
=========================================================================================================
Net Asset Value, Beginning of Year           $  10.01     $  10.86     $  10.76     $  10.27     $  10.26
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                      0.48         0.46         0.43         0.47         0.47
   Net realized and unrealized gain (loss)       0.32        (0.84)        0.20         0.48         0.17
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.80        (0.38)        0.63         0.95         0.64
---------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.50)       (0.45)       (0.44)       (0.46)       (0.48)
   Net realized gains                              --        (0.02)       (0.09)          --        (0.13)
   In excess of net realized gains                 --           --           --           --        (0.02)
---------------------------------------------------------------------------------------------------------
Total Distributions                             (0.50)       (0.47)       (0.53)       (0.46)       (0.63)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $  10.31     $  10.01     $  10.86     $  10.76     $  10.27
---------------------------------------------------------------------------------------------------------
Total Return                                     8.10%       (3.55)%       5.90%        9.38%        6.43%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $  3,724     $  2,997     $  3,157     $  2,110     $    913
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                   1.39%        1.39%        1.43%        1.21%        1.21%
   Net investment income                         4.67         4.46         3.94         4.39         4.66
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            35%          81%          28%          49%          37%
=========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3) The investment adviser and administrator waived all or part of their fees for the five years ended April 30, 2001. In addition, the investment adviser reimbursed the Fund for $53,166 in expenses for the year ended April 30, 1997, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                                        Expense Ratios
                  Per Share Decreases                Without Fee Waivers
               to Net Investment Income               and Reimbursements
          ---------------------------------    ---------------------------------
           2001   2000   1999   1998   1997     2001   2000   1999   1998   1997
          -----  -----  -----  -----  -----    -----  -----  -----  -----  -----
Class L   $0.02  $0.02  $0.01  $0.04  $0.06    1.54%  1.53%  1.55%  1.67%  1.96%


  26  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

To the Shareholders and Board of Trustees of the Smith Barney Oregon Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Oregon Municipals Fund as of April 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Oregon Municipals Fund as of April 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                       KPMG LLP

New York, New York
June 8, 2001


  27  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended April 30, 2001:

o 99.90% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.


  28  Smith Barney Oregon Municipals Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliott S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon,
    Chairman
Cornelius C. Rose, Jr.

James J. Crisona,
    Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER
AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Oregon Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY OREGON MUNICIPALS FUND
Smith Barney Mutual Funds
7 World Trade Center
New York, New York 10048

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD0955 6/01